UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 24, 2004

                            ULTRALIFE BATTERIES, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)

                                    Delaware
          ____________________________________________________________
         (State or other jurisdiction of incorporation or organization)


                  0-20852                            16-1387013
           ______________________        __________________________________
          (Commission File Number)      (I.R.S. Employer Identification No.)



                 2000 Technology Parkway, Newark, New York 14513
                _________________________________________________
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
               __________________________________________________
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release dated February 24, 2004.


Item 9. Regulation FD Disclosure.

The Company announced that it has received a development contract from General Dynamics (NYSE: GD) valued at approximately $2.7 million. The contract is for lithium primary (non-rechargeable) and lithium-ion rechargeable batteries, as well as vehicle and soldier-based chargers for the Land Warrior-Stryker
Interoperable (LW-SI) program. The development work has begun and initial deliveries are expected to commence in January 2005. Refer to the attached
Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ULTRALIFE BATTERIES, INC.

Dated:  February 24, 2004                   By: /s/ Peter F. Comerford
                                                ________________________________
                                                Peter F. Comerford
                                                Vice President - Administration
                                                & General Counsel


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                                Index to Exhibits

(99)      Additional Exhibits

          99.1 Press Release dated February 24, 2004